Exhibit 99.(n)(i)

FORM OF

SCHEDULE A

As of August 1, 20181

The Lord Abbett Family of Funds

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Bond-Debenture Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Developing Growth Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Calibrated Mid Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Bond Fund	A, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Global Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Global Opportunity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Fixed Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Plus Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Corporate Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Floating Rate Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett High Yield Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Inflation Focused Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
[Lord Abbett Multi-Asset Focused Growth Fund]	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Growth Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Total Return Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Ultra Short Bond Fund	A, F, F3, I, R5, R6, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

1 As amended on August 1, 2018 to reflect the addition of Lord Abbett Global Bond Fund, a series of Lord Abbett Global Fund, Inc., and Lord Abbett Global Select Equity Fund, a series of Lord Abbett Securities Trust.

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Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett California Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett High Yield Municipal Bond Fund	A, B, C, F, F3, I, P, T
Lord Abbett Intermediate Tax Free Fund	A, B, C, F, F3, I, P, T
Lord Abbett National Tax-Free Income Fund	A, B, C, F, F3, I, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, F3, I, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett Short Duration High Yield Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett Short Duration Tax Free Fund	A, B, C, F, F3, I, T

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Growth Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Small Cap Value Series	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Fundamental Equity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Global Equity Research Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Global Select Equity Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Growth Leaders Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett International Dividend Income Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett International Equity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Micro-Cap Growth Fund	A, I
Lord Abbett Micro-Cap Value Fund	A, I
Lord Abbett Value Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio	VC
Calibrated Dividend Growth Portfolio	VC
Classic Stock Portfolio	VC
Developing Growth Portfolio	VC
Fundamental Equity Portfolio	VC
Growth and Income Portfolio	VC, P
Growth Opportunities Portfolio	VC
International Equity Portfolio	VC
International Opportunities Portfolio	VC
Mid Cap Stock Portfolio	VC
Short Duration Income Portfolio	VC
Total Return Portfolio	VC

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund, Inc.	A, B, C, I

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